DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on Dreyfus Strategic Municipals, Inc. for the 12-month period ended September 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 8.61% .* During the reporting period, the Fund produced income dividends exempt from Federal personal income taxes of $0.636 per share.** This is equivalent to a Federally tax-free distribution rate per share of 6.17%.***

THE ECONOMY

  The risk of global recession loomed large by the end of the reporting period. Since last summer, the international economic crisis has spread from Asia and Russia into Latin America and its effects are evident in the U.S., as witnessed by early signs of a slowing in our domestic economy. Second-quarter gross domestic product grew at an annual rate of 1.8%, well below the 5.5% rate in the first quarter, while the trade deficit has continued to widen, affected by weakening foreign demand and low-priced imports. These developments have heightened a sense of global economic interdependence and have resulted in a shift in emphasis by the Federal Reserve Board whereby fighting inflation has taken a subordinate role to that of maintaining stable U.S. economic growth. As Fed Chairman Alan Greenspan noted in early September: "It is just not credible that the United States can remain an oasis of prosperity unaffected by a world that is experiencing greatly increased stress." On September 29, the Federal Open Market Committee cut interest rates for the first time since January 1996. That quarter-point reduction in the Federal Funds target rate to 5.25% was designed to cushion the adverse effects of the overseas economic crisis on the domestic economy. (The Federal Funds rate is the interest rate that banks charge each other for overnight loans.)

  So far, shock waves from the overseas economic turmoil have been dampened by the continued propensity of U.S. consumers to spend. In the first half of the year, their spending outpaced earned income, an unsustainable phenomenon, yet a telling indicator of the level of consumer optimism. The reasons for such optimism are no surprise. Inflation remains tame, running at an annual rate comfortably below 2% . After-tax income is growing. Of great economic and psychological importance to consumers, jobs are plentiful; the unemployment rate has been at or near 30-year lows throughout the reporting period and new jobs
have    been    created    at    a    robust    pace.

  While the corporate sector wrestles with the economic implications of global developments, consumers have powered the economy. The consumer sector comprises two-thirds of the activity in the $8-trillion U.S. economy and, with the business sector slowing (corporate profits declined in the second quarter for the first time in nearly a decade) , any significant pullback in household spending could trigger a recession. Up to now, the spillover effect from developments abroad has been largely confined to the manufacturing sector, whose activity has contracted of late due to the falloff in foreign demand. Aside from this "erosion at the edges" as Chairman Greenspan describes it, layoffs on a broader scale--a factor that could weaken consumer resolve to spend--so far have not occurred. It is clear that the Fed is concerned about the possibility of worldwide recession. The recent interest rate reduction was an initial step toward mitigating the domestic effects of international financial turmoil and a gesture meant to serve notice to the world of the seriousness of its purpose.

MARKET ENVIRONMENT

  Conditions in the fixed income markets during the past 12 months have been very dynamic. The normal economic fundamentals that exert the greatest influence on the direction of interest rates have taken a backseat to other influences. Price movements have often resulted from factors that are difficult to discern. Most investors have seen, and perhaps felt, the effects of the Asian and emerging market crises on stocks; it has only come to light in recent weeks how dramatic the impact could be on the bond markets. Generally, the various market sectors respond similarly to economic and other news by moving in the same direction-though not necessarily at the same pace. However, these are not normal times. Fear of a widening crisis in the foreign markets has pushed more investors to the relative safety of U.S. Treasury bonds. Compounding the problem are substantial hedge fund positions involving complex transactions. The rapid rise in U.S. Treasury prices has forced the unwinding of many of these positions which, in turn, has occasionally disrupted the fixed income market.

  It is difficult to anticipate when the markets will return to more normal conditions. The bond markets continue to be driven by foreign events and hedge funds' deleveraging needs. Mindful of these forces and the prospects for softening in the domestic economy, it appears that the Fed will have to maintain an accommodative bias in its conduct of monetary policy.

  The impact on municipal securities has generally been positive. Yields have moved lower throughout the past year, though the path down has not been a smooth one. With stock prices experiencing significant erosion, more signals of a slowing economy, and the consensus view that the Fed will act again to lower short-term interest rates, we believe that the merits of owning tax-exempt securities are compelling. For example, some "AAA"-rated municipal bonds are yielding nearly 100% of taxable U.S. Treasury bonds. Furthermore, while newly issued municipal securities have been marketed at a near record level in 1998, future projections call for a curtailment in the quantity of issues.

PORTFOLIO FOCUS

  In managing the Fund, the generation of income exempt from Federal income tax is a principal focus. In the current market environment, because of the narrowing yield differentials between the highest quality and lower rated tax-exempts, opportunities to add enhanced yield were limited during the reporting period. However, we would anticipate that a softening in the U.S. economy could lead to more opportunities in the future. In view of the declining interest rate environment and the impending retirement of many of the Fund's original security holdings, it is likely that a future adjustment will have to be made to the dividend distribution.

  With our focus on income generation, management has elected to maintain an unchanged posture with respect to the Fund' s duration. Duration has been maintained between six and seven years. This is considerably shorter than the benchmark indices. This duration positioning has worked successfully in terms of total return* measurement whenever interest rates were flat or rising during the Fund's fiscal year. During the market's upswing this past year, the Fund did not capture as much price appreciation as more aggressively structured funds, that
is,    those    with    longer    durations.

  While no one can determine when this period of market turbulence will end, we continue to focus on maximizing the Fund's distribution of tax-free income. We trust that this philosophy is in keeping with your investment objectives.

               Very truly yours,



               [Richard J. Moynihan signature logo]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

October 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.

**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.




DREYFUS STRATEGIC MUNICIPALS, INC.
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SELECTED INFORMATION                           SEPTEMBER 30, 1998 (UNAUDITED)

Market Price per share September 30, 1998. . . .      $105_16

Shares Outstanding September 30, 1998. . . . . .   58,313,521

New York Stock Exchange Ticker Symbol. . . . . .          LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)

                                   Fiscal Year Ended September 30, 1998

     _________________________________________________________________________________________________

      Quarter                 Quarter                  Quarter                       Quarter

       Ended                   Ended                    Ended                         Ended

 December 31, 1997        March 31, 1998            June 30, 1998              September 30, 1998

__________________        ______________            _____________              ___________________
High
$10 15_16                 $11 3_16                      $10 7_16                   $10 7_16

Low
10 3_16                    10                             9 1_2                      9 7_8

Close
10 7_8                      10                             10 1_4                    10 5_16

PERCENTAGE GAIN (LOSS) based on change in Market Price*

September 23, 1987 (commencement of operations) through September 30, 1998 .
135.50%

October 1, 1988 through September 30, 1998 . . . . . . . . .     116.32

October 1, 1993 through September 30, 1998 . . . . . . . . .      30.85

October 1, 1997 through September 30, 1998 . . . . . . . . .       3.35

January 1, 1998 through September 30, 1998 . . . . . . . . .      (.72)

April 1, 1998 through September 30, 1998 . . . . . . . . . .       6.31

July 1, 1998 through September 30, 1998. . . . . . . . . . .       2.13

NET ASSET VALUE PER SHARE

September 23, 1987 (commencement of operations) . . . . . .        $9.32

September 30, 1997  . . . . . . . . . . . . . . . . . . . .        10.02

December 31, 1997 . . . . . . . . . . . . . . . . . . . . .        10.09

March 31, 1998  . . . . . . . . . . . . . . . . . . . . . .        10.13

June 30, 1998 . . . . . . . . . . . . . . . . . . . . . . .        10.11

September 30, 1998  . . . . . . . . . . . . . . . . . . . .        10.22

PERCENTAGE GAIN based on change in Net Asset Value*
   September 23, 1987 (commencement of operations) through September 30, 1998  . . . . . . . . . . .          150.40%

   October 1, 1988 through September 30, 1998  . . . . . . . . . . . . . . . . . . . . . . . . . . .           119.02

   October 1, 1993 through September 30, 1998  . . . . . . . . . . . . . . . . . . . . . . . . . . .            38.32

   October 1, 1997 through September 30, 1998  . . . . . . . . . . . . . . . . . . . . . . . . . . .             8.61

   January 1, 1998 through September 30, 1998  . . . . . . . . . . . . . . . . . . . . . . . . . . .             6.05

   April 1, 1998 through September 30, 1998  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4.00

   July 1, 1998 through September 30, 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2.62

* With dividends reinvested.

DREYFUS STRATEGIC MUNICIPALS, INC.
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STATEMENT OF INVESTMENTS                                   SEPTEMBER 30, 1998

                                                                                                  Principal


Long-Term Municipal Investments--98.3%                                                              Amount            Value
-------------------------------------------------------                                         _____________     _____________

Alabama--.9%

Alabama Industrial Development Authority, SWDR
  (Pine City Fiber Co.) 6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.) . . . . . . . .     $    5,000,000    $    5,408,750

Alaska--1.1%

Alaska Housing Finance Corp., Refunding 5.75%, 6/1/2024 (Insured; MBIA). . . . . . . . . .          6,300,000         6,612,039

Arizona--5.6%

Apache County Industrial Development Authority, PCR

  (Tucson Electric Power Co. Project) 5.85%, 3/1/2028  . . . . . . . . . . . . . . . . . .          5,000,000         5,038,500

Coconino County, PCR (Nevada Power Co. Project) 6.375%, 10/1/2036. . . . . . . . . . . . .          4,250,000         4,641,595

Pima County Industrial Development Authority, Industrial Revenue

  (Tucson Electric Power Co. Project) 6%, 9/1/2029 . . . . . . . . . . . . . . . . . . . .         15,500,000        15,765,050

Tempe Industrial Development Authority, IDR

  (California Micro Devices Corp. Project) 10.50%, 3/1/2018  . . . . . . . . . . . . . . .          7,315,000         7,566,929

Arkansas--1.2%

Little River County, Revenue, Refunding

  (Pacific Corp. Project) 5.60%, 10/1/2026 . . . . . . . . . . . . . . . . . . . . . . . .          3,100,000         3,145,787

Fayetteville Public Facilities Board, Revenue, Refunding

  (Butterfield Trail Village Project) 9.50%, 9/1/2014 (Prerefunded 9/1/1999) (a) . . . . .          4,000,000         4,296,720

California--5.6%

California 7.469%, 12/1/2018 (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,401,800

Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:

  Zero Coupon, 1/1/2025  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         43,860,000        11,484,302

  Zero Coupon, 1/1/2029  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         54,830,000        11,705,108

Colorado--4.6%

Bent County, COP (Medium Security Correctional Facility Project) 9.50%, 7/15/2013. . . . .         12,950,000        14,063,700

Colorado Health Facilities Authority, Revenue, Refunding

  (Rocky Mountain Adventist) 6.625%, 2/1/2013  . . . . . . . . . . . . . . . . . . . . . .          6,950,000         7,518,232

Denver City and County, Airport Revenue:

  8%, 11/15/2025 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,670,000         4,060,011

  8%, 11/15/2025 (Prerefunded 11/15/2001) (a)  . . . . . . . . . . . . . . . . . . . . . .          1,330,000         1,497,647

Connecticut--.7%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program. . . . . . . . . .          4,175,000         4,412,641

  5.85%, 11/15/2028

Florida--7.6%

Escambia County, PCR (Champion International Corp. Project) 6.90%, 8/1/2022. . . . . . . .          7,000,000         7,751,590

Florida Board of Education, Capital Outlay 8.756%, 6/1/2019 (b,c). . . . . . . . . . . . .         20,000,000        23,596,800

Florida Housing Finance Agency, MFHR

  (Palm Aire Retirement Facility Project) 10%, 1/1/2020 (d)  . . . . . . . . . . . . . . .          4,724,245         4,157,336

DREYFUS STRATEGIC MUNICIPALS, INC.
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STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________

Florida (continued)

Palm Beach County, Solid Waste IDR:

 (Okeelanta Power Limited Partnership Project)

    6.70%, 2/15/2015 (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    3,000,000    $    2,400,000

  (Osceola Power Limited Partnership Project)

    6.95%, 1/1/2022 (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,150,000         7,228,500

Georgia--2.9%

Effingham County Development Authority, SWDR:

  (Fort James Project) 5.625%, 7/1/2018  . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,096,500

Private Colleges and Universities Facilities Authority, Revenue, Refunding

  (Clark Atlanta University Project) 8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)  . . . . .         10,245,000        12,402,802

Hawaii--1.5%

Hawaii Department of Transportation, Special Facility Revenue:

  (Caterair International Corp. Project) 10.125%, 12/1/2010  . . . . . . . . . . . . . . .          4,500,000         4,756,905

  (Continental Airlines, Inc.) 5.625%, 11/15/2027  . . . . . . . . . . . . . . . . . . . .          4,000,000         4,041,560

Illinois--4.4%

Chicago-O'Hare International Airport, Special Facility Revenue:

  Refunding (Delta Airlines Project) 6.45%, 5/1/2018 . . . . . . . . . . . . . . . . . . .          3,855,000         4,121,843

  (United Airlines, Inc. Project) 8.95%, 5/1/2018  . . . . . . . . . . . . . . . . . . . .          9,080,000        10,115,937

Illinois Development Finance Authority, Revenue, Refunding

  (Community Rehabilitation Providers Facilities Acquisition Program) 6%, 7/1/2015 . . . .          3,500,000         3,692,885

Illinois Health Facilities Authority, Revenue, Refunding

  (Ravenswood Hospital Medical Center Project) 8.80%, 6/1/2006 . . . . . . . . . . . . . .          8,000,000         8,106,240

Indiana--5.1%

Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029. . . . . . . . . . . . . . . . . .          4,000,000         4,246,440

Indianapolis Airport Authority, Special Facility Revenue

  (United Airlines, Inc. Project) 6.50%, 11/15/2031  . . . . . . . . . . . . . . . . . . .         24,000,000        26,229,120

Kentucky--4.1%

Kenton County Airport Board, Airport Revenue

 (Special Facilities-Delta Airlines Project):

    7.50%, 2/1/2020  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        11,045,300

    6.125%, 2/1/2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000        13,374,920

Louisiana--2.7%

Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)

  7.70%, 10/1/2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,904,800

West Feliciana Parish, PCR, (Gulf States) 5.80%, 12/1/2015 . . . . . . . . . . . . . . . .          5,000,000         5,135,700

Maryland--1.2%

Baltimore County, PCR, Refunding

  (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015  . . . . . . . . . . . . . . . . . . . .          2,500,000         2,792,125

Maryland Community Development Administration

  (Department of Housing and Community Development Housing) 5.65%, 7/1/2039  . . . . . . .          4,500,000         4,620,015

DREYFUS STRATEGIC MUNICIPALS, INC.
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STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________

Massachusetts--1.6%

Massachusetts Industrial Finance Agency, Revenue

  (Ogden Haverhill Project) 5.60%, 12/1/2019 . . . . . . . . . . . . . . . . . . . . . . .     $    6,000,000    $    6,100,680

Massachusetts Health and Educational Facilities Authority, Revenue, Refunding

  (Beth Israel Hospital Issue) 8.471%, 7/1/2025 (Insured; AMBAC) (b) . . . . . . . . . . .          3,000,000         3,498,750

Michigan--3.4%

Michigan Hospital Finance Authority, HR, Refunding

 (Genesys Health System Obligated Group)

  8.125%, 10/1/2021 (Prerefunded 10/1/2005) (a)  . . . . . . . . . . . . . . . . . . . . .          5,000,000         6,340,500

Michigan Strategic Fund, SWDR, Refunding

  (Genesee Power Station Project) 7.50%, 1/1/2021  . . . . . . . . . . . . . . . . . . . .          7,000,000         7,654,010

Wayne Charter County, Special Airport Facilities Revenue, Refunding

  (Northwest Airlines, Inc.) 6.75%, 12/1/2015  . . . . . . . . . . . . . . . . . . . . . .          5,685,000         6,359,355

Mississippi--3.1%

Claiborne County, PCR:

 (Middle South Energy, Inc.):

    9.50%, 12/1/2013 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,075,420

    9.875%, 12/1/2014  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,180,000        10,569,792

  Refunding (System Energy Resources, Inc.) 6.20%, 2/1/2026  . . . . . . . . . . . . . . .          5,425,000         5,625,291

Nevada--3.0%

Clark County, IDR:

  (Southwest Gas Corp.) 7.50%, 9/1/2032  . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,447,920

  (Nevada Power Company Project):

    5.60%, 10/1/2030 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000         7,095,060

    Refunding 5.90%, 10/1/2030 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,152,400

New Hampshire--4.7%

New Hampshire Industrial Development Authority, PCR

 (Public Service Co. Project):

    7.65%, Series A, 5/1/2021  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,645,000        16,790,996

    7.65%, Series C, 5/1/2021  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,500,000         3,756,375

New Hampshire Business Finance Authority, PCR, Revenue, Refunding

  (Public Service Co. Project) 6%, 5/1/2021  . . . . . . . . . . . . . . . . . . . . . . .          7,000,000         7,229,810

New Jersey--3.6%

New Jersey Health Care Facilities Financing Authority, Revenue

 (Christian Health Care Center) 8.75%, 7/1/2018

  (Insured; MBIA, Prerefunded 7/1/2006) (a)  . . . . . . . . . . . . . . . . . . . . . . .         16,810,000        21,431,742

New Mexico--.8%

Farmington, PCR (Tuscon Electric Power Co., San Juan)

  6.95%, 10/1/2020 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,522,280

New York--1.5%

New York State Energy Research and Development Authority, Electric Facilities
Revenue

 (Long Island Lighting Co.):

    7.15%, 2/1/2022  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,299,310

    6.90%, 8/1/2022  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,275,000         3,608,395

DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________


New York (continued)

New York State Mortgage Agency, Homeowner Mortgage Revenue, Refunding

  6.05%, 4/1/2026  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,990,000    $    2,150,872

North Carolina--.8%

Charlotte, Special Facilities Revenue, Refunding

  (Charlotte / Douglas International Airport) 5.60%, 7/1/2027 (Guaranteed; U.S. Air) . . .          5,000,000         5,038,500

Ohio--1.7%

Cleveland, Airport Special Revenue (Continental Airlines, Inc. Project) 5.375%, 9/15/2027. .       10,455,000        10,276,847

Pennsylvania--9.7%

Beaver County Industrial Development Authority, PCR, Refunding

  (Cleveland Electric Project) 7.625%, 5/1/2025  . . . . . . . . . . . . . . . . . . . . .          7,000,000         8,006,250

Butler County Industrial Development Authority, First Mortgage Revenue

 (Saint John Lutheran Care Center):

    9.75%, 10/1/1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            175,000           175,019

    Refunding 10%, Series A1, 10/1/2017  . . . . . . . . . . . . . . . . . . . . . . . . .          8,450,000        10,650,211

    Refunding 10%, Series A2, 10/1/2017  . . . . . . . . . . . . . . . . . . . . . . . . .            940,000         1,194,298

Cambria County Hospital Development Authority, HR, Refunding

  (Conemaugh Valley Memorial Hospital) 8.875%, 7/1/2018  . . . . . . . . . . . . . . . . .          7,000,000         7,141,050

Lehigh County General Purpose Authority, Revenue (Wiley House)

  9.50%, 11/1/2016 (Prerefunded 11/1/2001) (a) . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,543,600

Montgomery County Industrial Development Authority, First Mortgage Revenue

 (Meadowood Corp. Project):

    8.25%, 12/1/2018 (Prerefunded 12/1/2000) (a) . . . . . . . . . . . . . . . . . . . . .          3,750,000         4,169,588

    Refunding 10.25%, 12/1/2020 (Prerefunded 12/1/2000) (a)  . . . . . . . . . . . . . . .          5,000,000         5,761,950

Pennsylvania Housing Finance Agency, SFMR, 8.293%, 4/1/2025 (b). . . . . . . . . . . . . .          6,000,000         6,660,000

Philadelphia Hospitals and Higher Education Facilities Authority, Revenue

  (Northwestern Corp.) 8.50%, 6/1/2016 (Prerefunded 6/1/2000) (a)  . . . . . . . . . . . .          5,200,000         5,707,000

York County Hospital Authority, Revenue, Refunding

  (Health Center--Lutheran Social Services) 6.50%, 4/1/2022  . . . . . . . . . . . . . . .          4,250,000         4,595,185

South Carolina--2.3%

Piedmont Municipal Power Agency, Electric Revenue, Refunding

  6.55%, 1/1/2016  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,007,320

South Carolina Housing Authority, Homeownership Mortgage Revenue 9%, 7/1/2018. . . . . . .            690,000           702,406

Spartanburg County, Hospital Facilities Revenue (Spartanburg General Hospital
System)

  8.746%, 4/13/2022 (Prerefunded 4/15/2002) (a,b)  . . . . . . . . . . . . . . . . . . . .          7,700,000         9,268,875

Texas--4.1%

Houston Airport System, Special Facilities Revenue

  Airport Improvement (Continental Airlines) 6.125%, 7/15/2027 . . . . . . . . . . . . . .          8,100,000         8,569,881

Texas Department of Housing and Community Affairs

  Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024  . . . . . . . . . . . .         11,000,000        12,638,450

DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________

Texas (continued)

Tyler Health Facilities Development Corp., HR, Refunding

  (East Texas Medical Center Regional Health Care System Project) 6.75%, 11/1/2025 . . . .     $    3,000,000    $    3,245,910

Utah--1.9%

Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (d). . . . . . . .         10,000,000         6,002,000

Toelle County, Hazardous Waste Treatment Revenue

  (Union Pacific Project) 5.70%, 11/1/2026 . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,064,400

Virginia--.9%

Fairfax County Water Authority, Revenue 7.909%, 4/1/2029 (b,c) . . . . . . . . . . . . . .          5,000,000         5,516,300

Washington--.7%

Public Utility District No. 1 of Pend Orielle County, Electric Revenue

  6.375%, 1/1/2015 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,755,000         4,217,015

West Virginia--2.6%

Braxton County, SWDR (Weyerhaeuser Co. Project) 5.80%, 6/1/2027. . . . . . . . . . . . . .         14,390,000        15,372,693

Wisconsin--1.9%

Wisconsin Housing and Economic Development Authority, Homeownership Revenue

  8.799%, 7/1/2025 (b,c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        11,298,000

Wyoming--.8%

Sweetwater County, SWDR (FMC Corp. Project):

  7%, 6/1/2024 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,200,000         2,439,866

  6.90%, 9/1/2024  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,214,780

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $538,835,341). . . . . . . . . . . . . . . . . . . . . . . . . . .              98.3%      $585,622,481

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.7%     $  10,070,840

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $595,693,321

                                                                                                      _______     _____________

DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MFHR        Multi-Family Housing Revenue

COP         Certificate of Participation                            PCR         Pollution Control Revenue

HR          Hospital Revenue                                        SFMR        Single Family Mortgage Revenue

IDR         Industrial Development Revenue                          SWDR        Solid Waste Disposal Revenue

MBIA        Municipal Bond Investors Assurance


               Insurance Corporation

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          _________________              ___________________
AAA                                Aaa                               AAA                                   7.5%

AA                                 Aa                                AA                                   10.1

A                                  A                                 A                                     5.7

BBB                                Baa                               BBB                                  35.8

BB                                 Ba                                BB                                   11.6

B                                  B                                 B                                     4.3

Not Rated (e)                      Not Rated (e)                     Not Rated (e)                        25.0

                                                                                                       _______

                                                                                                         100.0%

                                                                                                         _______


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b)Inverse   floater   security-the   interest   rate  is  subject  to  change
 periodically.

(c)Securities  exempt  from registration under Rule 144A of the Securities Act
 of   1933.   These  securities  may  be  resold  in  transactions  exempt  from registration, normally to qualified institutional buyers. At September 30, 1998, these securities amounted to $50,812,900 or 8.5% of net assets.

(d)  Non-income producing security; interest payments in default.

(e)Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                        SEPTEMBER 30, 1998

                                                                                                    Cost              Value

                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $538,835,341      $585,622,481

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                           10,929,452

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               24,295

                                                                                                                  _____________

                                                                                                                    596,576,228

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              399,176

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                              313,756

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                              169,975

                                                                                                                  _____________

                                                                                                                        882,907

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $595,693,321

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $552,973,597

                                 Distributions in excess of investment income--net . . . .                             (251,285)

                                 Accumulated net realized gain (loss) on investments . . .                           (3,816,131)

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4  . . . . . . . . . . . . . . . .                           46,787,140

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $595,693,321

                                                                                                                  _____________


SHARES OUTSTANDING

(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                           58,313,521

NET ASSET VALUE per share. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               $10.22

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME

INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                          $38,826,380

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .       $  4,390,050

                                 Shareholder servicing costs . . . . . . . . . . . . . . .            195,324

                                 Shareholders' reports . . . . . . . . . . . . . . . . . .            110,200

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .            101,986

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .             57,556

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             43,794

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             41,922

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             26,831

                                                                                                 ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                            4,967,663

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           33,858,717

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .       $ (2,094,022)

                                 Net unrealized appreciation (depreciation) on investments . .     16,608,666

                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                           14,514,644

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $48,373,361

                                                                                                                   ____________



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year Ended             Year Ended

                                                                                   September 30, 1998     September30, 1997

                                                                                   __________________     __________________

OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  33,858,717          $  37,555,090

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .           (2,094,022)             2,426,534

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .           16,608,666              6,626,171

                                                                                        _____________          _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . .           48,373,361             46,607,795

                                                                                        _____________          _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (36,879,678)           (38,863,028)

                                                                                        _____________          _____________

CAPITAL STOCK TRANSACTIONS:

  Dividends reinvested--Note 1(c)  . . . . . . . . . . . . . . . . . . . . . . .            6,990,423              9,392,309

                                                                                        _____________          _____________

    Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . . .           18,484,106             17,137,076

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          577,209,215            560,072,139

                                                                                        _____________          _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $595,693,321           $577,209,215

                                                                                        _____________          _____________


UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME)--NET. .  $    (251,285)        $    2,769,676

                                                                                        _____________          _____________

                                                                                           Shares                 Shares

                                                                                        _____________          _____________

CAPITAL SHARE TRANSACTIONS:

  Increase (Decrease) in Shares Outstanding as a Result of Dividends Reinvested  .            688,950                947,655

                                                                                        _____________          _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.


                                                                                     Year Ended September 30,

                                                                     ______________________________________________________

PER SHARE DATA:                                                      1998         1997         1996          1995        1994

                                                                    ______       ______       ______        ______      ______
   Net asset value, beginning of period  . . . . . . . . . .        $10.02      $  9.88      $  9.96       $  9.73      $10.43

                                                                    ______       ______       ______        ______      ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .59          .66          .68           .71         .73

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . .           .25          .16         (.09)          .23        (.69)

                                                                    ______       ______       ______        ______      ______

   Total from Investment Operations  . . . . . . . . . . . .           .84          .82          .59           .94         .04

                                                                    ______       ______       ______        ______      ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.64)        (.68)        (.67)         (.71)       (.72)

   Dividends from net realized gain on investments . . . . .            --           --           --            --        (.02)

                                                                    ______       ______       ______        ______      ______

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.64)        (.68)        (.67)         (.71)       (.74)

                                                                    ______       ______       ______        ______      ______

   Net asset value, end of period  . . . . . . . . . . . . .        $10.22       $10.02      $  9.88       $  9.96     $  9.73


                                                                    ______       ______       ______        ______      ______

   Market value, end of period . . . . . . . . . . . . . . .     $ 10 5_16     $ 10 5_8        $  10       $ 9 5_8     $ 9 7_8


                                                                    ______       ______       ______        ______      ______

TOTAL INVESTMENT RETURN* . . . . . . . . . . . . . . . . . .          3.35%       13.77%       11.23%         4.91%      (4.63%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .85%         .85%         .86%          .87%         .86%

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . .          5.78%        6.64%        6.92%         7.30%        7.24%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .         20.95%       16.66%       19.27%        13.68%        4.85%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $595,693     $577,209     $560,072      $559,862     $541,124
-----------------------------

*  Calculated based on market value.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Strategic Municipals, Inc. (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act" ) as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

  On September 30, 1998, the Board of Directors declared a cash dividend of $.051 per share from investment income-net, payable on October 28, 1998 to shareholders of record as of the close of business on October 14, 1998.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund has an unused capital loss carryover of approximately $1,304,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1998. The carryover does not include net realized securities losses from November 1, 1997 through September 30, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2004

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended September 30, 1998, the Fund did not borrow under the line of credit.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund' s average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the Fund or (2) 2% of the first $10 million, 1 1/2% of the next $20 million and 1% of the excess over $30 million of the average value of the Fund's net assets. During the period ended September 30, 1998, there was no expense reimbursement pursuant to the agreement.

  (B) The Fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the Fund. During the period ended September 30, 1998, the Fund was charged $101,986 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1998 amounted to $120,677,273 and $130,998,939, respectively.

  At September 30, 1998, accumulated net unrealized appreciation on investments was $46,787,140, consisting of $53,819,400 gross unrealized appreciation and $7,032,260 gross unrealized depreciation.

At September 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS STRATEGIC MUNICIPALS, INC.

  We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

November 3, 1998



DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

  Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder who has Fund shares registered in his name will have all distributions reinvested automatically by The Bank of New York, as Plan agent (the "Agent" ), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

  A shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such distributions will be treated like any other cash dividend.

A shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.

  A Plan participant who has Fund shares registered in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the Fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A shareholder who owns Fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

  The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.


DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1998 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


DREYFUS STRATEGIC MUNICIPALS, INC.
-----------------------------------------------------------------------------

PROXY RESULTS (UNAUDITED)

  During the fiscal year ending September 30, 1998, stockholders voted on the following proposals presented at the annual stockholders' meeting held on May
15, 1998. The description of each proposal and the number of shares voted are as follows:

                                                     Shares


                                                                     ___________________________________________________

                                                                         For                        Authority Withheld

                                                                  _________________              _______________________

1. To elect three Class III Directors:*
      Hodding Carter III . . . . . . . . . . . . . . . . . . .          45,156,401                        954,358

      Joseph S. DiMartino  . . . . . . . . . . . . . . . . . .          45,209,409                        901,351

      Richard C. Leone . . . . . . . . . . . . . . . . . . . .          45,296,886                        813,873


                                                                                          Shares

                                                                  ___________________________________________________

                                                                          For               Against           Abstained

                                                                  _________________     ______________     ______________

2. To ratify the selection of Ernst & Young LLP
      as independent auditors of the Fund  . . . . . . . . . .          45,103,529         359,827            647,403

*  The terms of these Class III Directors expire in 2001.

YEAR 2000 RISKS (UNAUDITED)

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund.


                            OFFICERS AND DIRECTORS

                      DREYFUS STRATEGIC MUNICIPALS, INC.

                                200 Park Avenue

                              New York, NY 10166

Directors

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife

Whitney I. Gerard

Robert R. Glauber

Arthur A. Hartman

George L. Perry

Paul Wolfowitz

Officers

President and Treasurer

 Marie E. Connolly

Vice President and Secretary

 Margart W. Chambers

Vice President and Assistant Treasurer

 Mary A. Nelson

Vice President, Assistant Treasurer and Assistant Secretary

 Michael Petrucelli

Vice President, Assistant Treasurer and Assistant Secretary

 Stephanie Pierce

Vice President and Assistant Treasurer

 Joseph F. Tower, III

Vice President and Assistant Treasurer

 George A. Rio

Vice President and Assistant Secretary

 Douglas C. Conroy

Vice President and Assistant Secretary

 Christopher J. Kelley

Vice President and Assistant Secretary

 Kathleen K. Morrisey

Vice President and Assistant Secretary

 Ellia Vasquez

Portfolio Managers

 Joseph P. Darcy

 A. Paul Disdier

 Karen M. Hand

 Stephen C. Kris

 Richard J. Moynihan

 Jill C. Shaffro

 Samuel J. Weinstock

 Monica S. Wieboldt

Investment Adviser

The Dreyfus Corporation

Custodian

Mellon Bank, N.A.

Counsel

Stroock & Stroock & Lavan

Transfer Agent, Dividend Distribution Agent  and Registrar Mellon Bank, N.A.

Stock Exchange Listing

AMEX Symbol: DNM

Initial SEC Effective Date

10/21/88


The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times, Money and Business Section under the heading "Closed-End Bond Funds--Single State Municipal Bond Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

Directors

Joseph S. DiMartino, Chairman

David W. Burke

Hodding Carter, III

Ehoud Houminer

Richard C. Leone

Hans C. Mautner

Robin R. Smith

John E. Zuccotti

Robert B. Rivel, Director Emeritus

Officers

President and Treasurer

    Marie E. Connolly

Vice President and Secretary

    Margart W. Chambers

Vice President, Assistant Treasurer and Assistant Secretary

    Michael Petrucelli

Vice President, Assistant Treasurer and Assistant Secretary

    Stephanie Pierce

Vice President and Assistant Treasurer

    Mary A. Nelson

Vice President and Assistant Treasurer

    George A. Rio

Vice President and Assistant Treasurer

    Joseph F. Tower, III

Vice President and Assistant Secretary

    Douglas C. Conroy

Vice President and Assistant Secretary

    Christopher J. Kelley

Vice President and Assistant Secretary

    Kathleen K. Morrisey

Vice President and Assistant Secretary

    Elba Vasquez

Portfolio Managers

    Joseph P. Darcy

    A. Paul Disdier

    Karen M. Hand

    Stephen C. Kris

    Richard J. Moynihan

    Jill C. Shaffro

    Samuel J. Weinstock

    Monica S. Wieboldt

Investment Adviser

The Dreyfus Corporation

Custodian

Mellon Bank, N.A.

Counsel

Stroock & Stroock & Lavan

Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.

Stock Exchange Listing

AMEX Symbol: DNM

Initial SEC Effective Date

10/21/88


The Net Asset Value appears in
the following publications:
Barron's, Closed-End Bond Funds section under the heading
"Municipal Bond Funds" every Monday; Wall Street Journal,
Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds--Single State Municipal
Bond Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

Investment Adviser

The Dreyfus Corporation

Custodian

Boston    Safe    Deposit

and Trust Company

Counsel

Stroock & Stroock & Lavan LLP

Transfer Agent, Dividend Distribution Agent  and Registrar The Bank of New York

Stock Exchange Listing

NYSE Symbol: LEO

Initial SEC Effective Date

9/23/87


The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times, Money and Business Section under the heading "Closed-End Bond Funds--Single State Municipal Bond Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
--------------------------------------------------------------------------------

Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)

DREYFUS STRATEGIC MUNICIPALS, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Boston Safe Deposit and

Trust Company

One Boston Place

Boston, MA 02108

TRANSFER AGENT,

DIVIDEND DISTRIBUTION AGENT

AND REGISTRAR

The Bank of New York

101 Barclay Street

New York, NY 10286









Printed in U.S.A.                                              853AR989

Strategic

Municipals, Inc.

Annual Report

September 30, 1998